Asset Impairment And Derecognition	12 Months Ended
Dec. 31, 2017
ASSET IMPAIRMENT AND DERECOGNITION
ASSET IMPAIRMENT AND DERECOGNITION

11. ASSET IMPAIRMENT AND DERECOGNITION

During the fourth quarter of 2016, the company recorded after-tax derecognition charges of $40 million on certain upgrading and logistics assets in the Oil Sands segment, as a result of the uncertainty of future benefits from these assets. As well, the company also recorded after-tax derecognition charges of $31 million in the Corporate segment relating to an initial investment in an undeveloped pipeline and on certain renewable energy development assets, as a result of the uncertainty of future benefits from these assets.

During the second quarter of 2016, the company recognized an impairment charge of $33 million (net of taxes of $119 million) against certain Exploration and Evaluation assets in Norway as a result of future development uncertainty.